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                                                                    EXHIBIT 99.2

                        CONSECO 2001-A HOME EQUITY FIXED
                                   Yield Table
                     Bond Class: II- M-1 Fixed Coupon: 7.750
                        Current Balance: $ 19,200,000.00

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             50.00 User_Curve_1 User_Curve_1           60.00 User_Curve_1 User_Curve_1        80.00 User_Curve_1 User_Curve_1
            /home/ggreeley/deals/CNF00D.scen.bin     /home/ggreeley/deals/CNF00D.scen.bin     /home/ggreeley/deals/CNF00D.scen.bin
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Price             Yield           Duration                  Yield         Duration                  Yield            Duration
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
96-07+            8.450             6.64                    8.509           6.02                    8.641              4.98
96-15+            8.411                                     8.466                                   8.589
96-23+            8.372                                     8.423                                   8.537
96-31+            8.333                                     8.380                                   8.486
97-07+            8.295                                     8.338                                   8.434

97-15+            8.256             6.67                    8.295           6.05                    8.383              5.00
97-23+            8.218                                     8.253                                   8.332
97-31+            8.180                                     8.211                                   8.281
98-07+            8.141                                     8.169                                   8.230
98-15+            8.103                                     8.127                                   8.179

98-23+            8.066             6.70                    8.085           6.08                    8.129              5.03
98-31+            8.028                                     8.043                                   8.079
99-07+            7.990                                     8.002                                   8.028
99-15+            7.953                                     7.961                                   7.978
99-23+            7.915                                     7.920                                   7.929

99-31+            7.878             6.73                    7.879           6.11                    7.879              5.05
100-07          + 7.841                                     7.838                                   7.830
100-15          + 7.804                                     7.797                                   7.780
100-23          + 7.767                                     7.756                                   7.731
100-31          + 7.731                                     7.716                                   7.682

101-07          + 7.694             6.77                    7.675           6.13                    7.633              5.07
101-15          + 7.658                                     7.635                                   7.585
101-23          + 7.621                                     7.595                                   7.536
101-31          + 7.585                                     7.555                                   7.488
102-07          + 7.549                                     7.515                                   7.440

102-15          + 7.513             6.80                    7.476           6.16                    7.392              5.09
102-23          + 7.477                                     7.436                                   7.344
102-31          + 7.442                                     7.397                                   7.296
103-07          + 7.406                                     7.358                                   7.248
103-15          + 7.371                                     7.318                                   7.201
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Average Life              10.238                                      8.856                                    6.802
First Pay                12/15/06                                    02/15/06                                 11/15/04
Last Pay                 07/15/13                                    12/15/11                                 06/15/09
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[WIDE TABLE CONTINUES]

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             100.00 User_Curve_1 User_Curve_1       120.00 User_Curve_1 User_Curve_1        140.00 User_Curve_1 User_Curve_1
           /home/ggreeley/deals/CNF00D.scen.bin   /home/ggreeley/deals/CNF00D.scen.bin    /home/ggreeley/deals/CNF00D.scen.bin
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Price            Yield           Duration              Yield           Duration                    Yield        Duration
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
96-07+           8.780             4.22                8.875           3.82                        8.899           3.73
96-15+           8.719                                 8.807                                       8.830
96-23+           8.657                                 8.740                                       8.760
96-31+           8.596                                 8.672                                       8.691
97-07+           8.536                                 8.605                                       8.622

97-15+           8.475             4.24                8.538           3.83                        8.554           3.75
97-23+           8.414                                 8.471                                       8.486
97-31+           8.354                                 8.405                                       8.417
98-07+           8.294                                 8.338                                       8.349
98-15+           8.234                                 8.272                                       8.282

98-23+           8.175             4.25                8.206           3.85                        8.214           3.76
98-31+           8.115                                 8.141                                       8.147
99-07+           8.056                                 8.075                                       8.080
99-15+           7.997                                 8.010                                       8.013
99-23+           7.938                                 7.945                                       7.946

99-31+           7.880             4.27                7.880           3.86                        7.880           3.77
100-07           7.821                                 7.815                                       7.814
100-15           7.763                                 7.751                                       7.748
100-23           7.705                                 7.686                                       7.682
100-31           7.647                                 7.622                                       7.616

101-07           7.589             4.29                7.559           3.87                        7.551           3.78
101-15           7.532                                 7.495                                       7.486
101-23           7.474                                 7.431                                       7.421
101-31           7.417                                 7.368                                       7.356
102-07           7.360                                 7.305                                       7.291

102-15           7.303            4.30                 7.242           3.89                        7.227           3.79
102-23           7.247                                 7.179                                       7.162
102-31           7.190                                 7.117                                       7.098
103-07           7.134                                 7.055                                       7.034
103-15           7.078                                 6.993                                       6.971
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Average Li              5.483                                     4.806                                     4.648
First Pay              04/15/04                                  10/15/04                                  05/15/05
Last Pay               11/15/07                                  09/15/06                                  10/15/05
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[WIDE TABLE CONTINUES]

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               160.00 User_Curve_1 User_Curve_1       180.00 User_Curve_1 User_Curve_1
             /home/ggreeley/deals/CNF00D.scen.bin   /home/ggreeley/deals/CNF00D.scen.bin
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Price            Yield         Duration                    Yield          Duration
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
96-07+           9.027           3.32                      9.192           2.90
96-15+           8.948                                     9.103
96-23+           8.871                                     9.014
96-31+           8.793                                     8.925
97-07+           8.716                                     8.836

97-15+           8.638           3.33                      8.748           2.91
97-23+           8.562                                     8.660
97-31+           8.485                                     8.573
98-07+           8.409                                     8.485
98-15+           8.332                                     8.398

98-23+           8.256           3.34                      8.311           2.92
98-31+           8.181                                     8.225
99-07+           8.105                                     8.138
99-15+           8.030                                     8.052
99-23+           7.955                                     7.967

99-31+           7.880           3.35                      7.881           2.93
100-07           7.806                                     7.796
100-15           7.732                                     7.711
100-23           7.658                                     7.626
100-31           7.584                                     7.542

101-07           7.510           3.36                      7.458           2.94
101-15           7.437                                     7.374
101-23           7.364                                     7.290
101-31           7.291                                     7.207
102-07           7.218                                     7.124

102-15           7.146           3.37                      7.041           2.95
102-23           7.073                                     6.958
102-31           7.001                                     6.876
103-07           6.930                                     6.794
103-15           6.858                                     6.712
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Average Lif              4.042                                     3.461
First Pay              02/15/05                                  10/15/03
Last Pay               02/15/05                                  08/15/04
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Treasury Benchmarks    1YR      2YR      3YR      4YR      5YR      7YR      10YR     30YR
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
              Yield   7.0960   6.6880   6.6440   6.6000   6.5560   6.4668   6.3330   5.9620
             Coupon            6.3750                     5.8750            6.5000   6.2500
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Note:
         All yields and durations are based on Monthly payments of interest with an interest free delay of 0 days. Duration and Average Life are stated in years reflecting a 01/31/01 settlement date.
--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
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